Exhibit 99.1

CONTACT:
B. Grant Yarber
President and Chief Executive Officer
Phone: (919) 645-3494
Email: gyarber@capitalbank-nc.com

FOR IMMEDIATE RELEASE

Capital Bank Corporation Announces Solid Earnings, Improved Asset Quality Despite Economy

RALEIGH, N.C. – July 22, 2008 – Capital Bank Corporation (Nasdaq: CBKN), the parent company of Capital Bank, today reported net income for the six months ended June 30, 2008 of $4.4 million compared to $5.1 million for the six months ended June 30, 2007. Earnings per share on a fully diluted basis were $.39 for the first six months of 2008 compared to $.44 for the first six months of 2007. Net income was $2.2 million, or $.20 per share on a fully diluted basis, for the second quarter ended June 30, 2008 compared to $2.7 million, or $.23 per share on a fully diluted basis, for the second quarter ended June 30, 2007.

“In spite of the current negative economic trends, Capital Bank continues to experience strong credit quality in our portfolio. We attribute our success in this arena to our ongoing strong commitment to prudent credit management and our franchise being located within the best markets in the country. We remain cautiously optimistic that our clients will be able to withstand this economic downturn. In addition to asset quality, we continue to manage our capital position and do not anticipate a need to raise additional capital in the foreseeable future,” stated B. Grant Yarber, president and CEO.

Asset quality continued to improve during the second quarter of 2008 compared to both the first quarter of 2008 and the second quarter of 2007. Past due loans as a percent of total loans declined to 0.78% at June 30, 2008 from 0.82% at March 31, 2008 and 1.27% at June 30, 2007. Nonperforming assets, which include loans on nonaccrual and other real estate owned, decreased to 0.37% as a percent of total assets at the end of June 2008 compared to 0.59% at June 30, 2007 and increased slightly from 0.33% at March 31, 2008. Allowance for loan losses totaled 1.18% of total loans at June 30, 2008 compared to 1.30% at June 30, 2007 and 1.18% at March 31, 2008. The allowance for loan losses was 267% of nonperforming loans as of June 30, 2008 compared to 175% at the end of the second quarter 2007 and 319% at the end of March 2008.

Capital Bank achieved $83.1 million in loan growth during the first half of 2008. Much of the growth has occurred in the Triangle and Western North Carolina markets which we believe continue to present excellent growth opportunities. Deposits increased $83.9 million during the first half of 2008 from $1.10 billion at December 31, 2007 to $1.18 billion at June 30, 2008. Checking accounts increased $38.4 million from December 31, 2007 as the bank continued to emphasize growth in this critical product area. Time deposits increased $75.2 million over the same period. Some of the growth in time deposits was due to retail customers shifting funds from money market savings products to CDs. Money market deposits decreased $29.7 million over the same period.

Net interest income for the first six months of 2008 decreased $132 thousand compared to the first six months of 2007. This decline was due to the impact of a decrease in net interest margin from 3.59% to 3.21% for the first six months of 2007 and 2008, respectively. Nearly offsetting this decline in net interest margin was 9.7% growth in average earning assets for the comparable periods.

Provision for loan losses increased $1.2 million for the six months ended June 30, 2008 compared to the same period in 2007. During 2007, Capital Bank enhanced its methodology for calculating the allowance for loan losses based on updated guidance issued through an interagency policy statement by the Federal Reserve, the FDIC and other regulatory agencies. Largely due to the enhancements in methodology, the allowance was reduced during the second quarter of 2007, creating a credit for loan losses of $91 thousand compared to a provision for loan losses of $850 thousand during the second quarter of 2008. Management continues to thoroughly review its loan portfolio and the adequacy of its allowance for loan losses.

Noninterest income increased $627 thousand or approximately 13.7% on a year-to-date basis compared to the same period one year ago despite a $470 thousand decline in mortgage revenue. Service charge income, bank card income and brokerage income increased a combined $721 thousand, or 28.5%, compared to the same period one year ago primarily as a result of management’s continued emphasis on increasing income from these sources.

“We are very pleased that our concentrated effort to improve noninterest income is showing success. The improvements are based on fee collection efforts, restructured pricing and innovative product enhancements, including our Smart Checking product,” stated B. Grant Yarber.

Noninterest expense increased a modest 2.5% to $19.6 million during the first six months of 2008 compared to $19.1 million for the same period one year ago. Increased FDIC deposit insurance premiums of $101 thousand accounted for approximately 21% of the increased noninterest expense.

Capital Bank Corporation, headquartered in Raleigh, N.C., with approximately $1.6 billion in total assets, offers a broad range of financial services. Capital Bank operates 27 banking offices in Asheville (4), Burlington (4), Cary, Graham (2), Hickory, Mebane, Morrisville, Oxford, Pittsboro, Raleigh (5), Sanford (3), Siler City, Wake Forest and Zebulon. The Company’s website is http://www.capitalbank-nc.com.

Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation’s filings with the Securities and Exchange Commission, including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Capital Bank Corporation does not undertake a duty to update any forward-looking statements in this press release.

CAPITAL BANK CORPORATION
Summary of Operations
(Unaudited)	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007
(In thousands except per share data)

Interest income	$21,283	$23,567	$44,001	$46,742
Interest expense	10,355	12,321	22,164	24,773
Net interest income	10,928	11,246	21,837	21,969
Provision (credit) for loan losses	850	(91)	1,415	246
Net interest income after provision for loan losses	10,078	11,337	20,422	21,723
Noninterest income	2,974	2,384	5,201	4,574
Noninterest expense	9,968	9,857	19,573	19,093
Income before taxes	3,084	3,864	6,050	7,204
Income tax expense	869	1,188	1,668	2,144
Net income	$2,215	$2,676	$4,382	$5,060

Income per share – basic	$0.20	$0.23	$0.39	$0.44
Income per share – fully diluted	$0.20	$0.23	$0.39	$0.44
Weighted average shares outstanding:
Basic	11,310	11,503	11,300	11,498
Fully diluted	11,324	11,574	11,315	11,574

End of Period Balances
(Unaudited)	2008		2007
	June 30	March 31	December 31(a)	September 30	June 30
(Dollars in thousands except per share data)

Total assets	$1,592,034	$1,575,301	$1,517,603	$1,490,244	$1,440,240
Investment securities	246,468	258,086	259,116	249,083	241,666
Loans (gross)*	1,178,157	1,150,497	1,095,107	1,070,656	1,022,147
Allowance for loan losses	13,910	13,563	13,571	13,366	13,339
Total earning assets	1,435,020	1,419,174	1,362,048	1,335,434	1,285,715
Deposits	1,182,615	1,150,897	1,098,698	1,090,589	1,072,979
Shareholders’ equity	165,731	167,967	164,300	164,089	162,402

Book value per share	$14.76	$14.95	$14.71	$14.58	$14.17
Tangible book value per share	$9.16	$9.33	$9.04	$8.93	$8.59

(a) Derived from audited consolidated financial statements
*Includes loans held for sale

Average Balances
(Unaudited)	2008		2007
	June 30	March 31	December 31(a)	September 30	June 30
(Dollars in thousands)

Total assets	$1,578,357	$1,555,986	$1,492,563	$1,445,915	$1,436,584
Investments	256,406	256,538	242,272	252,090	248,850
Loans (gross)*	1,166,795	1,142,728	1,090,801	1,042,635	1,021,517
Total earning assets	1,429,301	1,407,345	1,347,727	1,302,859	1,292,651
Deposits	1,148,671	1,139,106	1,066,438	1,064,174	1,078,430
Shareholders’ equity	170,945	167,610	166,222	163,850	164,877

(a) Derived from audited consolidated financial statements
*Includes loans held for sale

CAPITAL BANK CORPORATION
Quarterly Results
(Unaudited)	2008		2007
	June 30	March 31	December 31(a)	September 30	June 30
(In thousands except per share data)

Net interest income	$10,928	$10,909	$10,952	$11,185	$11,246
Provision (credit) for loan losses	850	565	3,099	261	(91)
Net interest income after provision for loan losses	10,078	10,344	7,853	10,924	11,337
Noninterest income	2,974	2,227	2,176	2,233	2,384
Noninterest expense	9,968	9,605	10,109	9,299	9,857
Income (loss) before taxes	3,084	2,966	(80)	3,858	3,864
Income tax expense (benefit)	869	799	(125)	1,105	1,188
Net income	$2,215	$2,167	$45	$2,753	$2,676

Income per share – basic	$0.20	$0.19	$–	$0.24	$0.23
Income per share – fully diluted	$0.20	$0.19	$–	$0.24	$0.23
Weighted average shares outstanding:
Basic	11,310	11,289	11,252	11,451	11,503
Fully diluted	11,324	11,306	11,316	11,510	11,574

(a) Derived from audited consolidated financial statements

Quarterly Net Interest Margin*
(Unaudited)	2008		2007
	June 30	March 31	December 31(a)	September 30	June 30

Yield on earning assets	6.09%	6.60%	7.17%	7.42%	7.51%
Cost of interest bearing liabilities	3.24	3.76	4.33	4.32	4.34
Net interest spread	2.85	2.83	2.84	3.10	3.17
Net interest margin	3.18	3.23	3.38	3.57	3.65

*Annualized and on a fully taxable equivalent basis
(a) Derived from audited consolidated financial statements

Nonperforming Assets
(Unaudited)	2008		2007
	June 30	March 31	December 31(a)	September 30	June 30
(Dollars in thousands)

Commercial and commercial real estate	$3,650	$2,919	$4,489	$7,304	$6,089
Consumer	42	61	28	23	67
Equity lines	515	579	397	491	471
Construction	418	230	562	–	–
Mortgage	582	463	506	2,414	975
Total nonperforming loans	5,207	4,252	5,982	10,232	7,602
Other real estate owned	633	890	1,571	309	866
Total nonperforming assets	$5,870	$5,142	$7,553	$10,541	$8,468

Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned.
(a) Derived from audited consolidated financial statements

CAPITAL BANK CORPORATION
Key Ratios
(Unaudited)	2008		2007
	June 30	March 31	December 31(a)	September 30	June 30
(Dollars in thousands)

Past due loans	$9,239	$9,380	$10,769	$13,157	$13,008
Past due loans as a percent of total loans	0.78%	0.82%	0.98%	1.23%	1.27%

Net charge-offs	$504	$573	$2,894	$234	$101
Net charge-offs as a percent of average loans (annualized)	0.17%	0.20%	1.06%	0.09%	0.04%
Allowance for loan losses as a percent of total loans	1.18%	1.18%	1.24%	1.25%	1.30%
Nonperforming assets as a percent of total assets	0.37%	0.33%	0.50%	0.71%	0.59%
Allowance for loan losses as a percent of nonperforming loans	267%	319%	227%	131%	175%

(a) Derived from audited consolidated financial statements

CAPITAL BANK CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
June 30, 2008 and December 31, 2007
	June 30, 2008	December 31, 2007
(Dollars in thousands except share data)	(Unaudited)

Assets
Cash and due from banks:
Interest earning	$10,377	$7,815
Noninterest earning	32,257	32,347
Federal funds sold and short term investments	18	10
Total cash and cash equivalents	42,652	40,172
Investment securities – available for sale, at fair value	240,940	249,094
Investment securities – held to maturity, at amortized cost	5,528	10,022
Loans – net of unearned income and deferred fees	1,178,157	1,095,107
Allowance for loan losses	(13,910)	(13,571)
Net loans	1,164,247	1,081,536
Premises and equipment, net	24,726	23,863
Bank-owned life insurance	21,952	21,589
Goodwill and deposit premium, net	62,831	63,345
Deferred income tax	7,198	5,829
Accrued interest receivable	6,479	7,789
Other assets	15,481	14,364
Total assets	$1,592,034	$1,517,603

Liabilities
Deposits:
Demand, noninterest bearing	$116,987	$114,780
Savings and interest bearing checking	187,940	151,698
Money market deposit accounts	199,839	229,560
Time deposits less than $100,000	420,168	370,416
Time deposits $100,000 and greater	257,681	232,244
Total deposits	1,182,615	1,098,698
Repurchase agreements and federal funds purchased	30,297	45,295
Borrowings	171,000	163,347
Subordinated debentures	30,930	30,930
Other liabilities	11,461	15,033
Total liabilities	1,426,303	1,353,303

Commitments and contingencies

Shareholders’ Equity
Common stock, no par value; 20,000,000 shares authorized; 11,229,085 and 11,169,777 shares issued and outstanding as of June 30, 2008 and December 31, 2007, respectively	136,781	136,154
Retained earnings	30,567	27,985
Accumulated other comprehensive income	(1,617)	161
Total shareholders’ equity	165,731	164,300
Total liabilities and shareholders’ equity	$1,592,034	$1,517,603

CAPITAL BANK CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three and Six Months Ended June 30, 2008 and 2007 (Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
(Dollars in thousands except per share data)

Interest income:
Loans and loan fees	$18,111	$20,519	$37,610	$40,402
Investment securities:
Taxable interest income	2,216	1,842	4,434	3,768
Tax-exempt interest income	805	810	1,634	1,584
Dividends	118	106	235	213
Federal funds and other interest income	33	290	88	775
Total interest income	21,283	23,567	44,001	46,742
Interest expense:
Deposits	8,026	9,918	17,098	19,924
Borrowings and repurchase agreements	2,329	2,403	5,066	4,849
Total interest expense	10,355	12,321	22,164	24,773
Net interest income	10,928	11,246	21,837	21,969
Provision (credit) for loan losses	850	(91)	1,415	246
Net interest income after provision for loan losses	10,078	11,337	20,422	21,723
Noninterest income:
Service charges and other fees	1,237	929	2,196	1,806
Mortgage fees and revenues	354	568	626	1,096
Brokerage fees	245	150	401	253
Bank card services	354	254	653	470
Net gain on sale of securities	69	–	140	–
Bank-owned life insurance	260	208	562	405
Other	455	275	623	544
Total noninterest income	2,974	2,384	5,201	4,574
Noninterest expense:
Salaries and employee benefits	5,326	5,198	10,362	10,240
Occupancy	996	1,035	1,954	1,991
Furniture and equipment	793	647	1,540	1,262
Data processing and telecommunications	528	397	960	785
Advertising	205	300	520	598
Office expenses	315	386	680	719
Professional fees	281	422	651	605
Business development and travel	340	344	673	657
Amortization of deposit premiums	257	300	514	600
Miscellaneous loan handling costs	224	112	318	298
Directors fees	132	229	399	497
Insurance	103	87	198	177
FDIC deposit insurance	181	77	228	127
Other	287	323	576	537
Total noninterest expense	9,968	9,857	19,573	19,093
Net income before tax expense	3,084	3,864	6,050	7,204
Income tax expense	869	1,188	1,668	2,144
Net income	$2,215	$2,676	$4,382	$5,060

Earnings per share – basic	$0.20	$0.23	$0.39	$0.44
Earnings per share – diluted	$0.20	$0.23	$0.39	$0.44

Average Balances, Interest Earned or Paid, and Interest Yields/Rates
For the Three Months Ended June 30, 2008, March 31, 2008 and June 30, 2007
Tax Equivalent Basis (1)

	June 30, 2008			March 31, 2008			June 30, 2007
(Dollars in thousands)	Average Balance	Amount Earned	Average Rate	Average Balance	Amount Earned	Average Rate	Average Balance	Amount Earned	Average Rate

Assets
Loans receivable: (2)
Commercial	$1,010,809	$15,713	6.23%	$986,205	$16,777	6.82%	$861,872	17,359	8.08%
Consumer	46,344	869	7.53	46,700	910	7.81	31,300	677	8.68
Home equity	80,842	1,101	5.46	79,564	1,321	6.66	81,736	1,727	8.47
Residential mortgages	28,710	427	5.95	30,259	491	6.51	46,609	756	6.51
Total loans	1,166,795	18,111	6.23	1,142,728	19,499	6.84	1,021,517	20,519	8.06
Investment securities (3)	256,406	3,555	5.55	256,538	3,590	5.61	248,850	3,282	5.29
Federal funds sold and other interest on short-term investments	6,100	33	2.18	8,079	55	2.72	22,284	290	5.22
Total interest-earning assets	1,429,301	$21,699	6.09%	1,407,345	$23,144	6.60%	1,292,651	$24,091	7.48%
Cash and due from banks	26,736			26,232			27,489
Other assets	135,976			136,071			129,972
Allowance for loan losses	(13,656)			(13,662)			(13,528)
Total assets	$1,578,357			$1,555,986			$1,436,584

Liabilities and Equity
Savings deposits	$30,540	$35	0.46%	$30,382	$46	0.61%	$33,664	$44	0.52%
Interest-bearing demand deposits	335,851	1,635	1.95	333,108	1,855	2.23	377,274	3,264	3.47
Time deposits	668,690	6,356	3.81	657,609	7,171	4.37	554,979	6,610	4.78
Total interest-bearing deposits	1,035,081	8,025	3.11	1,021,099	9,072	3.56	965,917	9,918	4.12
Borrowed funds	181,841	1,820	4.01	171,645	2,022	4.73	119,978	1,570	5.25
Subordinated debt	30,930	403	5.23	30,930	526	6.82	30,930	496	6.43
Repurchase agreements and fed funds purchased	35,183	106	1.21	35,563	189	2.13	31,696	337	4.26
Total interest-bearing liabilities	1,283,035	$10,355	3.24%	1,259,237	$11,809	3.76%	1,148,521	$12,321	4.30%
Noninterest-bearing deposits	113,590			118,007			112,513
Other liabilities	10,787			11,132			10,673
Total liabilities	1,407,412			1,388,376			1,271,707
Shareholders’ equity	170,945			167,610			164,877
Total liabilities and shareholders’ equity	$1,578,357			$1,555,986			$1,436,584

Net interest spread (4)			2.85%			2.83%			3.17%
Tax equivalent adjustment		$416			$426			$524
Net interest income and net interest margin (5)		$11,344	3.18%		$11,335	3.23%		$11,778	3.65%

(1)	The tax equivalent basis is computed using a blended federal and state tax rate of approximately 34%.
(2)	Loans receivable include nonaccrual loans for which accrual of interest has not been recorded.
(3)	The average balance for investment securities excludes the effect of their mark-to-market adjustment, if any.
(4)	Net interest spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(5)	Net interest margin represents net interest income divided by average interest-earning assets.

Average Balances, Interest Earned or Paid, and Interest Yields/Rates
For the Six Months Ended June 30, 2008 and 2007
Tax Equivalent Basis (1)

	June 30, 2008			June 30, 2007
(Dollars in thousands)	Average Balance	Amount Earned	Average Rate	Average Balance	Amount Earned	Average Rate

Assets
Loans receivable: (2)
Commercial	$998,552	$32,490	6.53%	$857,000	$34,115	8.03%
Consumer	46,522	1,779	7.67	31,061	1,329	8.63
Home equity	80,203	2,422	6.06	82,017	3,454	8.49
Residential mortgages	29,485	919	6.23	46,922	1,504	6.46
Total Loans	1,154,762	37,610	6.53	1,017,000	40,402	8.01
Investment securities (3)	256,472	7,145	5.57	246,291	6,585	5.39
Federal funds sold and other interest on short-term investments	7,090	88	2.49	29,440	775	5.31
Total interest-earnings assets	1,418,323	$44,842	6.34%	1,292,731	$47,762	7.45%
Cash and due from banks	26,484			27,541
Other assets	136,024			130,049
Allowance for loan losses	(13,659)			(13,412)
Total assets	$1,567,172			$1,436,909

Liabilities and Equity
Savings deposits	$30,461	$81	0.53%	$34,017	$86	0.51%
Interest-bearing demand deposits	334,480	3,489	2.09	360,044	6,186	3.46
Time deposits	663,150	13,527	4.09	577,922	13,652	4.76
Total interest-bearing deposits	1,028,090	17,097	3.34	971,983	19,924	4.13
Borrowed funds	176,743	3,842	4.36	116,832	3,070	5.30
Subordinated debt	30,930	929	6.02	30,930	1,085	7.07
Repurchase agreements and fed funds purchased	35,373	294	1.67	33,012	694	4.24
Total interest-bearing liabilities	1,271,136	$22,163	3.50%	1,152,757	$24,773	4.33%
Noninterest-bearing deposits	115,799			109,441
Other liabilities	10,960			10,627
Total liabilities	1,397,894			1,272,825
Shareholders’ equity	169,278			164,084
Total liabilities and shareholders’ equity	$1,567,172			$1,436,909

Net interest spread (4)			2.84%			3.12%
Tax equivalent adjustment		$841			$1,020
Net interest income and net interest margin (5)		$22,679	3.21%		$22,989	3.59%

(1)	The tax equivalent basis is computed using a blended federal and state tax rate of approximately 34%.
(2)	Loans receivable include nonaccrual loans for which accrual of interest has not been recorded.
(3)	The average balance for investment securities excludes the effect of their mark-to-market adjustment, if any.
(4)	Net interest spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(5)	Net interest margin represents net interest income divided by average interest-earning assets.